THE BLACKWING GROUP, LLC

18921G E VALLEY VIEW PARKWAY #325

INDEPENDENCE, MO 64055

816-813-0098

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Meditecnic, SA

CH Narly 17

1232 Confignon Geneva

Switzerland

We have audited the accompanying balance sheets of Meditecnic, SA as of December 31, 2008 and 2007, and the related statements of operations, stockholders’ equity, and cash flows for the ended and the period from June 1, 2001 to December 31, 2008.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meditecnic, SA as of December 31, 2008 and 2007, and the results of its operations, changes in stockholders’ equity and its cash flows for the periods then ended and the period from June 1, 2001 to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note Q to the financial statements, the Company faces competition from existing companies with considerably more financial resources and business connections. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note Q. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ The Blackwing Group, LLC

The Blackwing Group, LLC

Independence, Missouri

September 29, 2009

MEDITECNIC, SA (A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

AS OF DECEMBER 31, 2008 AND 2007

DECEMBER 31

DECEMBER 31

ASSETS

2008

2007

Current Assets

Cash and Cash Equivalents

16,769

237

Interest Receivable (Note C)

8,278

--

Accounts Receivable (Note B)

--

--

Inventory

122,202

105,454

Prepaid Expenses (Note F)

--

34,286

Marketable Securities (Note D)

17,051

15,888

Total Current Assets

164,300

155,865

Net Fixed Assets (Note E)

7,313

11,998

Other Assets

Deposits (Note G)

28,419

10,592

Total Other Assets

28,419

10,592

Total Assets

$

200,032

$

178,455

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts Payable (Note K)

90,279

44,327

Accrued Liabilities (Note L)

--

24,732

Total Current Liabilities

90,279

69,059

Long Term Liabilities

Payable to Sonnig SA (Note M)

134,674

103,794

Loans From Meditecnic, Inc. (Note J)

4,498,455

3,979,724

Total Long Term Liabilities

4,633,129

4,083,518

Total Liabilities

4,723,408

4,152,577

Stockholders' Equity

Capital Stock (100 shares issued and outstanding)

88,269

88,269

Additional Paid In Capital

--

--

Accumulated Deficit During the Development Stage

(4,729,442)

(4,179,165)

Accumulated Other Comprehensive Income

117,797

116,774

(4,523,376)

(3,974,122)

Total Liabilities and Stockholders'' Equity

$

200,032

$

178,455

See accompanying Notes to Financial Statements.

MEDITECNIC, SA (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

                                                                                                                                                                                                  CUMULATIVE

                                                                                                                                                FOR THE                                         FROM

                                                                                                                                            YEAR ENDED                               JUNE 1, 2001

                                                                                                                           DECEMBER 31,        DECEMBER 31,        (INCEPTION) TO

                                                                                                                                    2008                          2007                DECEMBER 31, 2008

Total Income                                                                                                                  --                               --                         199,340

Operating Expenses

        Staff Research                                                                                               205,650                     188,719                      1,796,871

        Audit Fees                                                                                                         8,438                         8,229                           19,801

        Office Rent                                                                                                     71,630                     102,053                         622,864

        General and Administrative                                                                           264,107                     236,291                      2,450,158

Total Operating Expenses                                                                                     549,825                     535,292                      4,889,694

Net Operating Income (Loss)                                                                             (549,825)                  (535,292)                   (4,690,354)

Other Income (Expense)

        Other Taxes                                                                                                      (303)                               --                        (32,734)

        Interest Expense                                                                                               (149)                               --                          (6,354)

Total Other Income (Expense)                                                                                 (452)                               --                        (39,088)

Net Income (Loss)                                                                             $              (550,277)  $              (535,292)    $             (4,729,442)

Other Comprehensive Income (Loss)

        Gains (Losses) on Exchange Rates (Note N)                                                      1,023                       44,778                         102,544

        Gain (Loss) in Marketable Securities                                                                        --                      (1,910)                           15,253

Net Other Comprehensive Income (Loss)                                          $                     1,023                       42,868                         117,797

Net Income (Loss) per share (Note P)                                               $             (5,502.77)  $               5,352.92)    $               47,294.42)

Weighted Average Number of Shares Outstanding                                                        100                            100                                100

See accompanying Notes to Financial Statements.

MEDITECNIC, SA (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

                                                                                                                                                                                                  CUMULATIVE

                                                                                                                                                FOR THE                                         FROM

                                                                                                                                            YEAR ENDED                               JUNE 1, 2001

                                                                                                                           DECEMBER 31,        DECEMBER 31,        (INCEPTION) TO

                                                                                                                                    2008                          2007                DECEMBER 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income                                                                                         $              (550,277)  $              (535,292)    $             (4,729,442)

Adjustments to reconcile net income to net cash provided

  by operating activities

Depreciation                                                                                                                4,685                         9,271                           64,303

Amortization                                                                                                                     --                                --                         592,347

        Increase (decrease) in:

Interest Receivable                                                                                                     (8,278)                       46,453                          (8,278)

Accounts Receivable (Note B)                                                                                               -                       15,252                                   --

Inventory                                                                                                                (16,748)                      (2,440)                      (122,202)

Prepaid expenses                                                                                                        34,286                       27,420                                   --

Research and Development                                                                                                  --                               --                      (592,347)

        Decrease (increase) in:

Accounts Payable (Note K)                                                                                          45,952                       14,344                           90,279

Other Comprehensive Income                                                                                      1,023                       42,868                         117,797

Accrued Liabilities                                                                                            (24,732)                       16,698                                  --

          Net Cash Provided (Used) By Operating Activities                                   (514,089)                  (365,426)                   (4,587,543)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash Used for Deposit                                                                                              (17,827)                      (9,679)                        (28,419)

        Acquisition of Fixed Assets                                                                                      --                      (8,045)                        (71,617)

        (Increase) decrease in Marketable Securities                                                   (1,163)                         8,069                        (17,051)

          Net Cash (Used) By Investing Activities                                                     (18,990)                      (9,655)                      (117,087)

CASH FLOWS FROM FINANCING ACTIVITIES

  Loans from Shareholders                                                                                        518,731                     326,932                      4,498,455

  Payable to Sonnig SA                                                                                               30,880                         9,892                         134,674

        Sale of Common Stock                                                                                                 --                               --                          88,269

          Net Cash (Used) By Financing Activities                                           549,611                                              336,824                      4,721,398

NET INCREASE (DECREASE) IN CASH                                                     16,532                    38,257)                           16,769

CASH AT BEGINNING OF PERIOD                                                                           237                       38,494                                   --

CASH AT END OF PERIOD                                                             $                   16,769  $                        237    $                     16,769

Cash Paid for Interest                                                                                                  149                            900                           17,487

See accompanying Notes to Financial Statements.

MEDITECNIC, SA (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY

ACCUMULATED FOR THE PERIOD FROM DATE OF INCEPTION

ON JUNE 1, 2001

(Expressed in US Dollars)

Total

Number of

Additional

Comprehensive

Stockholders'

Capital Stock Issued (no par value)

Common

Paid-In

Income

Deficit

Equity

Shares

Value

Capital

(Loss)

Accumulated

(Deficit)

- Other Comprehensive Income

--

--

--

42,868

--

42,868

Net Loss for the year ending December 31, 2007

--

--

--

--

(535,292)

(535,292)

Balance as of December 31, 2007

100

88,269

--

116,774

(4,179,165)

(3,974,122)

- Other Comprehensive Income

--

--

--

1,023

--

1,023

Net Loss for the year ending December 31, 2008

--

--

--

--

(550,277)

(550,277)

Balance as of December 31, 2008

100

88,269

--

117,797

(4,729,442)

(4,523,376)

See accompanying Notes to Financial Statements

MEDITECNIC, SA (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies of Meditecnic, SA (Predecessor, Viking Broadcasting Corporation) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the accompanying financial statements.

Organization, Nature of Business and Trade Name

Meditecnic, S.A. originally authorized and issued One Hundred (100) bearer shares of stock, which were issued to one (1) shareholder. .  The executive offices of the Company are located at 14 Quai du Seujet, Geneva, Switzerland CH 1201.

The primary activity of the company is the development and commercialization of medical devices based on cavitation.  The principal applications are in dentistry, sterilization equipment and unblocking of catheters and cannulas.

The Company has not generated any significant revenues from its operations and is defined as a development stage company per SFAS No. 7.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company’s system of internal accounting control is designed to assure, among other items, that (1) recorded transactions are valid; (2) all valid transactions are recorded and (3) transactions are recorded in the period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the company for the respective periods being presented.

Foreign Currency Translation

Foreign Currency Transactions  (all of which have been in Swiss Francs) are translated into US dollars at the applicable average daily interbank floating rates of exchange, prevailing at the dates of the transactions.  Monetary assets and liabilities denominated in foreign currencies are translated into US dollars using the applicable exchange rates prevailing at the balance sheet date.  The Company's share capital and reporting currency is denominated in US dollars.

                                                                                           6

MEDITECNIC, SA (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

Property and Equipment

Property and equipment are carried at cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Depreciation is computed for financial statement purposes on a straight-line basis over estimated useful lives of the related assets. The estimated useful lives of depreciable assets are:

Estimated

           Useful Lives

Office Equipment

5-10 years

Office Furniture

5-7   years

Shop Tools

5-7   years

Vehicles

5-10 years

For federal income tax purposes, depreciation is computed under the modified accelerated cost recovery system. For audit purposes, depreciation is computed under the straight-line method.

 Use of Estimates

The preparation of financial statements in accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  A change in managements’ estimates or assumptions could have a material impact on Meditecnic, SA’s financial condition and results of operations during the period in which such changes occurred. Actual results could differ from those estimates. Meditecnic, SA’s financial statements reflect all adjustments that management believes are necessary for the fair presentation of their financial condition and results of operations for the periods presented.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates market. The Company maintains cash in bank deposits accounts, which, at times, may exceed federally insured limits or are in foreign banks.

                                                                                             7

MEDITECNIC, SA, (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loss Per Share - Basic and Diluted

The Company follows SFAS No. 128, "Earnings Per Share".  Basic earnings per share is computed by dividing income available to common stock holders by the weighted average number of shares outstanding.  In computing diluted earnings per share, the weighted average number of shares outstanding is adjusted to reflect the effect of potentially dilutive securities including options, warrants, preferred stock or contingently issuable (or escrowed) stock, and income available to common stockholders is adjusted to reflect any changes in income or loss that would result from the issuance of the dilutive common shares.  There were no potential common shares included in the calculation of diluted loss per share for the years ended December 31, 2008 and 2007, because the effect would have decreased the loss per share amount and therefore been anti-dilutive.

Revenue and Cost Recognition

The Company reports income and expenses on the accrual basis of accounting, whereby income is recorded when it is earned and expenses recorded when they are incurred. In this specific industry revenue is generated from the sale of approved devices. No devices have been approved to this date; therefore, no revenue from operations has been generated.

Job costs include all direct materials, and labor costs and those indirect costs related to production of approved medical devices. Selling, general and administrative costs are charged to expense as incurred.

Cost of Goods Sold

Job costs include all direct materials, and labor costs and those indirect costs related to production. Selling, general and administrative costs are charged to expense as incurred.

Advertising

Expenses related to specific jobs are allocated and classified as costs of goods sold. Expenses not related to specific jobs are recorded as general and administrative expenses. Advertising expense for the years ended December 31, 2008 and 2007 totaled $11,438 and $2,992, respectively.

Stock

The Company has authorized only one form of common stock. See note O.

                                                                                            8

MEDITECNIC, SA (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE B - ACCOUNTS RECEIVABLE

Accounts receivable is defined as amounts due from customers for goods and services provided in the normal course of business operations. As of December 31, 2008 and 2007, total Receivables were $0 and $0 for VAT (Value Added Tax) charged to customers at time of shipment. There are no provisions made for Uncollectible Accounts for the periods covered in these financial statements.  All amounts are based on actual costs incurred.

The receivables that total the amount on the balance sheet are from invoices issued to long time customers that are considered good credit risks and have a history of paying invoices within a reasonable length of time. Therefore we have determined through analysis of past historical experience for this Company the allowance for bad debt would be less than one half of one percent (.5%) of the receivables listed on the books.

NOTE C - INTEREST RECEIVABLE

Interest receivable is defined as the current value of interest amounts due on trade receivables and note receivables. The interest receivables on these financial statements consist of amounts charged to customers for financing and accrued on liquid assets. As of December 31, 2008 and 2007 the Company $8,278 and $0 interest receivables.

NOTE D - MARKETABLE SECURITIES

The Company's securities investments that are bought and held principally for the purpose of selling them in the near term are classified as trading securities.  Trading securities are recorded at fair value on the balance sheet in current assets, with the change in fair value during the period included in earnings.  Net gain (loss) in marketable securities for 2007 was ($1,910) and in 2008 the Company did not realize a gain nor a loss on marketable securities.

NOTE E – FIXED ASSETS

The carrying values of fixed assets as of December 31, 2008 and 2007 were as follows:

	2008	2007
Vehicles	$ 18,704	18,704
Office Equipment	57,597	57,597
	76,301	76,301
Accumulated Depreciation	(68,988)	(64,303)
	$ 7,313	$ 11,998

Depreciation for the periods ended December 31, 2008 and 2007 is $4,685 and $9,271.

MEDITECNIC, SA, (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE F – PREPAID EXPENSES

Prepaid expenses are prepayments made to secure the use of assets or the receipts of services at a future date. The amounts listed on the financial statements presented as prepaid assets are for insurance contracts that overlap the years presented.

NOTE G – DEPOSITS

The Company had made security deposits on equipment used in the research and development process. Security deposits on equipment are contractually required for the use of the highly technical equipment.

The Company disbursed $9,679 in additional funds for new equipment leasing contracts in 2007 and $17,827 in 2008. The lease contracts require the return of the equipment at the termination of the lease.

NOTE H - INCOME TAXES

The Company follows Statement of Financial Accounting Standards ("SFAS") No. 109,  "Accounting for Income Taxes", which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are         recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts are each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.  As of December 31, 2008 and 2007 there were no deferred tax liabilities or assets. As of December 31, 2008, the Company had net operating loss carryforwards for federal purposes of over $150,000. The federal net operating loss carryforward have begun expiring. The utilization of net operating loss carryforwards may be limited under the provisions of Internal Revenue Code Section 382 and similar state provisions.

Due to the inherent uncertainty in forecasts and future events and operating results, the Company has provided for a valuation allowance in an amount equal to gross deferred tax assets resulting in no net deferred tax assets or liabilities for the periods audited.

NOTE I - RESEARCH AND DEVELOPMENT

Research and Development Costs are capitalized based on actual costs incurred.  Amortization is calculated on the Net Book Value of the Research and Development item/project, and an amortization rate of 33% (percent) per year.  The balances in these account for the periods ending December 31, 2008 and 2007 are as follows:

                                                                                      10

MEDITECNIC, SA, (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE I - RESEARCH AND DEVELOPMENT (continued)

	2008	2007
Research and Development Costs	592,347	592,347
Accumulated Depreciation	(592,347)	(592,347)
	$ 0	$ 0

Other Company sponsored research and development costs related to both present and future products are expensed as incurred.  For the years ended December 31, 2008 and 2007 research and development costs were $29,842 and $22,210, respectively.

NOTE J - NOTE PAYABLE – RELATED PARTY

Note receivable is comprised on a note in the amount of $4,498,455 loaned in various increments beginning in June 2001 to Meditecnic, S.A. The original note was due on December 31, 2002 and bears interest at 5% per annum, payable semi-annually. The company that holds the note has not required any payments on this note and will renegotiate the note at such a time as the Meditecnic ceases to be a development stage company. If the company had required interest payments on the principle balance of the note the interest payable would be $224,923 and $198,986 for the years ending December 31, 2008 and 2007.

Meditecnic expects to negotiate a new contract for the repayment of this debt as soon as the necessary approvals for the sale of the newly developed equipment are received.

The Company expects to reduce and/or eliminate the accrued interest related to this note in the new negotiated contract, therefore, Management had elected not to accrue the interest payable since the new rate can not be determined at this time.

NOTE K - ACCOUNTS PAYABLE

These accounts represent the actual costs of amounts due to Vendors and Suppliers for goods and services received.  The amount due at December 31, 2008 was $44,327 and $29,983 at December 31, 2007.

NOTE L – ACCRUED LIABILITIES

These accounts represent to actual amounts of unpaid payroll taxes as of the end of each period. The amounts due at December 31, 2008 and 2007 are $0 and $24,732.

                                            11

MEDITECNIC, SA, (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE M - LONG TERM LIABILITIES/POSTPONED STOCKHOLDERS LOANS

The Company has had two sources for funding through stockholders. One of these sources is the company Sonnig SA. Meditecnic SA and Sonnig SA share common ownership. The balance owed to Sonnig SA as of December 31, 2008 and 2007 amount to $93,902 and $103,794.

The second source of funding is from Meditecnic, Inc. Meditecnic, Inc. and Meditecnic SA also share common ownership. The balance owed to Meditecnic, Inc. as of December 2008 and 2007 amount to $4,498,455 and $3,979,724. Also see Note J.

These accounts consist of amounts due to stockholders, on which payments have been postponed. As of the date of these financial statements, Management at Meditecnic is of the opinion that these amounts can be considered as a loss; only a return to a positive Net Stockholders Equity could liberate the postponed amounts.

NOTE N - FOREIGN CURRENCY TRANSACTION GAIN (LOSS)

Foreign currency transaction gains and losses result from a change in exchange rates between the functional currency of the Company and the currency in which a foreign transaction is denominated.  These gains or losses are comprised of actual currency gains or losses realized upon settlement or foreign currency transactions and expected (unrealized) currency gains or losses on unsettled foreign currency transactions.

NOTE O - STOCKHOLDERS' EQUITY

The Company originally issued 100 shares of bearer stocks. Bearer stocks are no longer a legal form of stock in Switzerland. On September 12, 2002 the bearer stocks were rescinded and replaced with common stock issued to the Company’s sole shareholder.

NOTE P - COMMITMENTS

The Company has signed a contract with an individual to pay CHF 40,000 for the purchase of the technical and intellectual properties related to the Company's dental and endoscopic business.  The contract also calls for his assistance in the further development of the technology as much as possible over and unspecified period of time.

NOTE Q – GOING CONCERN

Under the going concern assumption, an entity is ordinarily viewed as continuing in business for the foreseeable future with neither the intention nor the necessity of liquidation, ceasing trading, or seeking protection from creditors pursuant to laws or regulations. Accordingly, assets and liabilities are recorded on the basis that the entity will be able to realize its assets and discharge its liabilities in the normal course of business.

                                                                                            12

MEDITECNIC, SA (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE Q – GOING CONCERN (continued)

The Company has had limited operations to date other than the development of new non-invasive canal obturation procedure using endodontic methods. The equipment and process the company has developed is in the process of being approved by the appropriate organizations. Until approval, the Company will be unable to sell the equipment to the public. In June 2001 the Company raised 100,000 CHF in an offering of common stock.  The dollar value of the offering was calculated to be $88,269. The Company is in the research and development stage of its products.  Research and development costs were  $22,210 in fiscal 2008, and $14,884 in fiscal 2007.

The Company had cash on hand and marketable securities of $15,888 at December 31, 2008, which is not believed to be sufficient to fund the Company's operations until at the end of fiscal 2009.

NOTE R – NET LOSS PER COMMON SHARE

Net loss per share is calculated in accordance with SFAS No. 128, “Earnings Per Share.” The weighted –average number of common shares outstanding during each period is used to compute basic loss per share.

Basic net loss per common share is based on the weighted-average number of share of common stock of One Hundred (100) outstanding in the periods ending December 31, 2008 and 2007.

Number of shares	Net Loss	Year	Net Loss Per Share
100	$ 535,292	2008	5,352.92
100	$ 400,619	2007	4,006.19